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                                            EXHIBIT 10.20

                                             ENCAD, INC.
                         FORM OF SENIOR EXECUTIVE 1997 ANNUAL PERFORMANCE BONUS
                              BETWEEN THE COMPANY AND EACH OF ITS OFFICERS















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                                              ENCAD, Inc.
                             Senior Executive Annual Performance Bonus
                                                 1997


Name of Executive Officer

     BONUS ELEMENTS                     CRITERIA WEIGHTING
     --------------                     ------------------
   Pre Tax Income* - $ Million                   %
   Revenue Target - $  Million                   %

* Pre Tax Income Adjusted for unusual items such as sale of real estate.

QUARTERLY TARGETS

                                Q1          Q2        Q3        Q4
|----------------------------|---------|----------|---------|----------|
| Pre Tax Income (million)   |         |          |         |          |
|           YTD              |         |          |         |          |
|----------------------------|---------|----------|---------|----------|
|Revenue (million)           |         |          |         |          |
|          YTD               |         |          |         |          |
|----------------------------|---------|----------|---------|----------|




ANNUAL PAY OUT TABLE

|------------------------------------|----------||------------||----------|
|        Bonus Element               |      %   ||    100%    ||     %    |
|                                    |          ||   Target   ||          |
|------------------------------------|----------||------------||----------|
|    Pre Tax Income (million)        |      $   ||     $      ||     $    |
|Pay out as a % of salary            |       %  ||     %      ||     %    |
|------------------------------------|----------||------------||----------|
|    Revenue (million)               |      $   ||     $      ||     $    |
|Pay out as a % of salary                   %   ||     %      ||     %    |
|------------------------------------|----------||------------||----------|
|Total Pay out as a % of salary      |      %   ||     %      ||     %    |
|------------------------------------|----------||------------||----------|

Bonus pay out will be interpolated on a linear basis between performance levels. Must achieve minimum Operating Profit level of $___ to receive any pay out. Pay out will be on a quarterly basis for the portion earned based on year-to-date results up to the targeted amount. Quarterly bonuses will include a 20% hold back which will be payable following the close of the fiscal year, along with the full year pay out of any bonus earned in excess of the targeted amount. Bonus eligibility requires that the participant be an active employee on the last day of the quarter or year. Eligibility for holdback and excess over target requires active employee status on 12/31/97. Bonus pay out is also at the discretion of the President, CEO, and Board of Directors.